Exhibit 99.2

GOOD EARTH ENERGY CONSERVATION, INC.

(A DEVELOPMENT STAGE ENTERPRISE)

FINANCIAL STATEMENTS (UNAUDITED)

MARCH 31, 2013

CONTENTS

Page

FINANCIAL STATEMENTS (UNAUDITED)

Balance Sheets (UNAUDITED)	1

Statements of Operations (UNAUDITED)	2

Statements of Cash Flows (UNAUDITED)	3

Notes to Financial Statements (UNAUDITED)	5

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

BALANCE SHEETS

March 31, 2013 and 2012

(UNAUDITED)

	March 31, 2013		March 31, 2012
ASSETS

Current Assets
Cash and Equivalents	$66,774		$192,128
Prepaid expenses	-		1,402
Accounts Receivables	25,440		-
Other receivables	-		20,000
Raw materials	301,363		195,416
Work in Progress	96,644		19,361

Total Current Assets		490,221		428,307

Property and Equipment
Leasehold Improvements	25,097		-
Office Furniture and Fixtures	126,186		57,528
Machinery and Equipment	86,979		172,650
Autos and Trucks	95,542		90,114
Accumulated Depreciation	(127,954)		(74,462)

Total PPE		205,850		245,831

Other Assets
Deposits	6,200		5,250
Intangible assets, net	-		14,845

Total Other Assets		6,200		20,095

Total Assets		$702,271		$694,232

LIABILITIES AND Stockholder's Equity (Deficit)

Current Liabilities
Accounts Payable	$317,659		$200,171
Accrued interest	209,047		96,749
Customer deposits	-		37,888
Convertible notes payable	750,000		875,000
Current maturities of long-term debt	264,244		373,406

Total Current Liabilities		1,540,949		1,583,213

Long Term Liabilities

Convertible Notes Payable, less curr maturities	1,919,010		250,000
Long-term debt, less current maturities	490,016		656,637

Total Long Term Liabilities		2,409,026		906,637

Total Liabilities		3,949,975		2,489,850

Stockholders' equity (defict)
Common Stock	193,042		156,161
Additional Paid-in Capital	6,494,289		4,337,259
Defict accumulated in the development stage	(9,935,035)		(6,289,038)

Total Stockholders' Equity (Deficit)		(3,247,704)		(1,795,619)

Total Liabilities and Stockholders' Equity (Deficit)		$702,271		$694,232

1

GOOD EARTH ENERGY CONSERVATION, INC.

STATEMENTS OF OPERATIONS

(a development stage enterprise)

FOR THE THREE MONTHS ENDED MARCH 31, 2013 and 2012 AND THE PERIOD FROM INCEPTION

(JANUARY 30, 2006) TO March 31, 2013

(UNAUDITED)

	March 31, 2013	March 31, 2012	January 30, 2006 (Inception) to March 31, 2013

Total Revenues	$-	$-	$325,268
Cost of Sales	-	-	(945,407)

Gross Loss	0	0	(620,139)

Operating Expenses
Consulting	54,129	97,265	3,334,074
Royalties	-		195,000
Salaries	274,635	310,473	2,401,047
Stock Based Compensation Expense	-	-	1,716,488
Payroll Taxes	26,620	25,484	198,490
Meals and entertainment	4,647	1,494	44,637
Travel	38,903	13,106	746,214
Insurance	15,463	14,238	153,838
Professional fees	67,290	5,578	486,160
Office supplies and postage	17,747	16,688	188,860
Freight and other fees	1,969	7,204	55,970
Taxes and licenses	1,269	1,450	32,337
Prototype parts and supplies	6,620	41,425	1,216,905
Trade shows and related expenses	12,297	35,155	217,907
Rent	17,930	10,626	210,868
Telephone and utilities	4,897	4,706	68,681
Depreciation and amortization	6,735	6,783	146,997
Repairs and maintenance	761	-	5,768
Impairment of long-lived assets	-	-	41,777
Wire and bank fees	434	948	5,386
Other	79	15	6,393

Total Operating Expenses	552,425	592,638	11,473,797

Net Loss from Operations	(552,425)	(592,638)	(12,093,936)

Other Income and Expense
Interest income	19	169	41,313
Other income	-	-	2,750,563
Interest expense	(67,132)	(9,998)	(632,975)

Total Other Income and Expense	(67,113)	(9,829)	2,158,901

Net Loss	$(619,539)	$(602,467)	$(9,935,035)

2

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

STATEMENTS OF CASH FLOWS

FOR THREE MONTHS ENDED MARCH 31, 2013 AND 2012 AND THE PERIOD FROM INCEPTION

(JANUARY 30, 2006) TO MARCH 31, 2013

(UNAUDITED)

			Period from
			Inception
			(January 30, 2006)
			to March 31,
	March 31, 2013	March 31, 2012	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss accumulated during the development stage	$(619,539)	$(602,467)	$(9,935,035)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	6,735	6,783	146,997
Gain on sale of assets	-	-	(563)
Impairment of long-lived assets	-	-	41,777
Loss on related party indebtedness	-	-	150,741
Stock-based compensation expense	-	-	1,716,488
Accreted interest	-	-	272,578
Changes in operating assets and liabilities
Accounts receivable	28,222	-	(25,440)
Accounts receivable - related party	-	-	(250,000)
Inventory	(259,762)	(214,776)	(398,007)
Prepaid expenses	5,650	-	-
Accounts payable	101,988	16,150	317,659
Accounts payable - related party	-	-	99,259
Accrued interest	11,222	9,998	209,047

Net cash used in operating activities	(725,484)	(784,312)	(7,654,499)

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from maturity of certificate of deposit	-	-	25,000
Purchase of certificate of deposit	-	-	(25,000)
Purchase of property and equipment	(31,656)	(97,366)	(358,773)
Proceeds from sale of equipment	-	-	9,520
Deposits	-	1,807	(6,200)
Purchases of patents and trademarks	-	-	(44,808)

Net cash used in investing activities	(31,656)	(95,559)	(400,261)

3

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

STATEMENTS OF CASH FLOWS – CONTINUED

FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012 AND THE PERIOD FROM INCEPTION (JANUARY 30, 2006) TO MARCH 31, 2013

(UNAUDITED)

			Period from
			Inception
			(January 30, 2006)
			to March 31,
	March 31, 2013	March 31, 2012	2013

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from convertible notes payable	$-	$125,000	$3,288,878
Payments on notes payable	-	-	(250,000)
Proceeds from long-term debt	-	600,000	1,396,114
Payments on long-term debt	(11,655)	(3,310)	(38,231)
Issuance of common stock	668,750	-	3,723,774
Warrants exercised for common stock	-	-	1,000

Net cash provided by financing activities	657,095	721,690	8,121,535

Change in cash and cash equivalents	(100,045)	(158,183)	66,774

CASH AND CASH EQUIVALENTS, beginning of period	166,820	350,310	-

CASH AND CASH EQUIVALENTS, end of period	$66,774	$192,126	66,774

4

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Good Earth Energy Conservation, Inc. (the Company) was incorporated in February 2007 in the State of Delaware as a manufacturing company for the purpose of developing and producing electric three-wheel vehicles in order to provide an alternative fuel vehicle for use in parking enforcement and has multiple applications as a utility vehicle. Prior to February 2007, the Company operated as Good Earth Conservation, LLC, a Delaware limited liability company, which was formed on January 30, 2006.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company’s ability to successfully take its products and technology to market and raise additional capital, as necessary, to fund the Company’s business model. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to accomplish these business objectives.

In accordance with accounting principles generally accepted in the United States of America, as a development stage enterprise with no significant revenue generated from planned principle operations, the Company is required to present its cumulative since inception results of operations, stockholders’ equity (deficit), and cash flows of the Company through the end of the reporting period.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid instruments with an original maturity of three months or less at the date of purchase to be cash equivalents.

Accounts Receivable

Management has not provided an allowance for uncollectible receivables. All receivables considered doubtful have been charged to current operations and it is management’s opinion that no additional significant amounts are doubtful of collection based on prior experience, review of accounts and other pertinent factors.

5

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Property and Equipment

Property and equipment are recorded at cost. Expenditures for major additions and improvements are capitalized, while minor replacements, maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method over the useful lives of the assets ranging from 3 to 7 years.

Inventory

Inventory consists of parts and supplies. Inventory is stated at the lower of cost (first-in, first-out) or market.

Intangible Assets

Intangible assets consist of patents and trademarks that are initially measured based on their historical cost. Patents and trademarks are being amortized on a straight-line basis over a period of 15 to 20 years and are stated net of accumulated amortization of $918 at March 31, 2012. Amortization expense charged to operations was $48 for the three months ended March 31, 2012 and $24,601 for the period from inception (January 30, 2006) to March 31, 2013. During 2012 it was determined the intangible assets were obsolete and had no future value. Therefore, the Company charged the remaining unamortized balance, $14,893, to expense.

Long-lived Assets

The Company reviews the carrying value of long-lived assets for impairment whenever triggering events or changes in circumstances occur, indicating that the carrying amount of any asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the assets. If triggering events or changes in circumstances occur, the impairment to be recognized is measured by the excess of the carrying amount over the fair value of the assets. During 2012, a review of the balance of the intangible assets concluded these assets were obsolete and had no future value. Therefore, the Company charged the remaining unamortized balance, $14,893, to expense. There were no impairment losses recognized in 2011 associated with the Company’s long-lived assets. There were $41,777 of impairment losses associated with its patents and trademarks for the period from inception (January 30, 2006) to March 31, 2013.

6

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Fair Value of Financial Instruments

Financial instruments, other than short-term investments and debt obligations, that potentially subject the Company to interest and credit risk consist of cash and cash equivalents, certificate of deposit, accounts and other receivables, accounts payable and accrued expenses, the carrying value of which is a reasonable estimate of their fair values due to their short maturities. Based on borrowing rates currently available to the Company for loans with similar terms, the carrying value of the debt obligations approximate fair value. The Company places its cash and cash equivalents with a limited number of high quality financial institutions which, at times, may exceed the amount of insurance provided on such deposits. Due to the soundness of the financial institution where cash and cash equivalents are held, management believes the risk of loss of amounts in excess of federally insured limits is limited.

Income Taxes

The Company uses the liability method of accounting for deferred income taxes. Accordingly, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Management's estimate regarding the realizability of the deferred tax assets in future years is based upon the weight of the available evidence that it is more likely than not (a likelihood of more than 50%) that a portion or all of the deferred tax assets would not be realized in future years. A valuation allowance is recognized, if based on the weight of available evidence, if it is more likely than not that some portion or the entire deferred tax asset will not be realized.

The Company recognizes in its financial statements the financial effect of a tax position, if that position is more likely than not to be sustained upon examination, including resolution of any appeals or litigation processes, based upon the technical merits of the position. Tax positions related to the Company’s federal and state requirements have been reviewed, and management is of the opinion that material positions taken by the Company would more likely than not be sustained by examination. Accordingly, the Company had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements. As of December 31, 2012, the Company’s tax years 2009 and thereafter remain subject to examination for federal and state tax purposes.

7

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Revenue Recognition

The Company recognizes revenue when the customer takes title to the products and the related risks and rewards of ownership have transferred to the customer.

Advertising

The Company expenses advertising costs as incurred. Advertising expense was $3,298 and $20,185 for the three months ended March 31, 2013 and March 31, 2012, respectively. The amounts charged for the period from inception (January 30, 2006) to March 31, 2013 was $84,099.

Research and Development

Research and development costs are charged to operations when incurred and are included in operating expenses. The research and development expenses were $6,620 and $ $41,425 for the three months ended March 31, 2013 and March 31, 2012, respectively. The amounts charged for the period from inception (January 30, 2006) to March 31, 2013 amounted to $1,216,905.

Stock-based Compensation

The Company recognizes in its statement of operations the cost of employee services received in exchange for awards of equity instruments. The costs were based on their fair values at the time of the grant. The Company uses the Black-Scholes option pricing model to determine the fair value of stock options granted to employees. Stock based compensation recognized for the period from inception (January 30, 2006) to December 31, 2012 was $1,716,488. The stock based compensation expense for the three months ended March 31, 2013 and March 31, 2012 was $0.

8

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 2. CONVERTIBLE NOTES PAYABLE

Convertible notes payable consisted of the following at March 31, 2013 and 2012:

	2013	2012

Promissory convertible note in the amount of $62,500 with an 8% annual interest rate secured by accounts receivable and inventory. The Note matured on May 7, 2012. This Note was cancelled and then reissued as a part of a newly issued $1.75 million convertible note package datedApril 10, 2012.	$-	$62,500

Promissory note in the amount of $62,500 with an annual interest of 8% secured by accounts receivable and inventory. The note matured on April 1, 2012 and was subsequently paid in full on April 10, 2012.	-	62,500

Convertible senior secured note payable to a stockholder issued jointly with Good Earth Electric Propulsion Systems, LTD due November 30, 2012. The note accrues interest quarterly at LIBOR plus 2% (2.56% at December 31, 2011) and is secured by all assets of the Company. No interest shall be paid until six months after the Company is profitable. Any portion of the unpaid principal and interest can be converted into shares of common stock at a conversion price equal to $2.50 per share. This note was renewed, extended, and modified as of April 1, 2012 with new terms as follows: Promissory note totaling $750,000, payable to a stockholder, with a stated interest rate of 8%, convertible to common stock at the rate of $.50 per share, due on or before December 31, 2013. The Note can be extended to March 31, 2014 at the option of the Company.	750,000	750,000

The Company issued a series of new notes payable from the period of April to July 2012 aggregating $1,750,000 less accreted interest of $80,990, payable to multiple unrelated parties, bearing interest at 8% until February 28, 2013 at which time the rate will increase to 12% until the reverse merger requirement is satisfied per the terms of the notes and at which time the rate will revert to 8%. The notes are convertible into common stock at the rate of $.50 per share with warrants attached to purchase 3,500,000 shares of common stock at the rate of $.50 per share. The fair value assigned to the warrants at issuance was $93,201 and $12,211. The accreted interest expense was recorded in the statement of operations for the year ended December 31, 2012. The notes mature on March 31, 2017 and are secured by the Company's acccounts receivable and inventory.	1,669,010	-

A convertible promissory note payable accruing interest at 8%, due March 31, 2014. The note is secured by accounts receivable and inventory. The note is convertible into the Company's common stock at the option of the holder at the price of $.50 per share. This note was cancelled and then reissued as a part of a $1.75 million convertible debt offering dated April 10, 2012.	-	250,000

A convertible promissory note payable to a stockholder, accruing interest at 8%, due August 15, 2014 unless the reverse merger occurs; then the holder has the right to demand immediate payment of the note in full during the period from 10 days through 30 days after the effective date of the reverse merger, secured by warrants. The note is convertible into common stock at the rate of $.65 per share with warrants attached to purchase 96,154 shares of common stock at the rate of $.75 per share. There was no value assigned to the warrants at issuance. The warrants expire August 14, 2014.	250,000	-

Total convertible notes payable	$2,669,010	$1,125,000
Less current maturities	(750,000)	(875,000)
	$1,919,010	$250,000

9

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 3. LONG-TERM DEBT

Long-term debt consisted of the following at March 31, 2013 and 2012:

	2013	2012

Note payable to a bank in monthly installments of $540, no stated interest rate, due May 2016, secured by a vehicle.	$19,104	$26,753

Note payable to a bank in monthly installments of $845, including interest at 3.74%, due January 2017, secured by a vehicle.	35,156	44,128

Promissory note payable to a stockholder, accruing interest at 8%, due December 2013, secured by warrants. The warrants permit the holder to purchase 250,000 shares of the Company's stock at the exercise price of $1.00 per share or at the actual stock price at the time of issuance but not lower than $.50. The warrants expire on December 19, 2016 and are callable by the Company if an S-1 is filed, in which case the warrants must be exercised within 20 days from the time the Company exercises this clause. There was no value assigned to the warrants at issuance.	250,000	250,000

$100,000 promissory note less accreted interest of $0 and $10,266 at March 31, 2013 and 2012, respectively, payable to a stockholder, with a stated interest rate of 8% and 0% as of March, 2013 and 2012, respectively, due March 2014, secured by warrants. The warrants permit the holder to purchase 100,000 shares of the Company's stock at the exercise price of $.01 per share. The warrants expire on April 1, 2014.	100,000	89,734

$100,000 promissory note, less accreted interest of $10,266, payable to a related party, no stated interest rate, due March 2014, secured by warrants. The warrants permit the holder to purchase 100,000 shares of the Company's stock at the exercise price of $.01 per share. The warrants expire on April 1, 2014. During 2012, the Company amended the note terms and the note was converted into common stock at the rate of $.50 per share.	$-	$89,734

10

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

Note 3.	LONG-TERM DEBT – CONTINUED

	2013	2012
$100,000 promissory note, less accreted interest of $10,266, payable to a related party, no stated interest rate, due March 2014, secured by warrants. The warrants permit the holder to purchase 100,000 shares of the Company's stock at the exercise price of $.01 per share. The warrants expire on April 1, 2014. During 2012, the Company amended the note terms and the note was converted into common stock at the rate of $.50 per share.	$-	$89,734

$100,000 promissory note, less accreted interest of $10,266, payable to a related party, no stated interest rate, due March 2014, secured by warrants. The warrants permit the holder to purchase 100,000 shares of the Company's stock at the exercise price of $.01 per share. The warrants expire on April 1, 2014. During 2012, the Company amended the note terms and the note was converted into common stock at the rate of $.50 per share.	$-	$89,734

Promissory note payable to a stockholder, accruing interest at 8%, due February 3, 2014, secured by warrants. The warrants permit the holder to purchase 250,000 shares of the Company's stock at the exercise price of $.50 per share. The warrants expire on February 3, 2017.	250,000	250,000

Promissory note payable to a stockholder, accruing interest at 8%, due February 10, 2014, secured by warrants. The warrants permit the holder to purchase 100,000 shares of the Company's stock at the exercise price of $.50 per share. The warrants expire on February 9, 2017.	100,000	100,000

Total long-term debt	$754,260	$1,029,817
Less current maturities	(264,244)	(373,180)
	$490,016	$656,637

11

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 4.	OPERATING LEASES

The Company entered into a lease to rent office space located in Fort Worth, Texas, under an operating lease for $3,200 per month, which expired May 31, 2012 and was subsequently amended through January 31, 2017. The Company also leases equipment for approximately $695 per month and incurred $17,930 and $10,626 under these lease agreements for the three months ended March 31, 2013 and 2012 respectively.

The future minimum lease commitments under these leases are as follows:

2013	$76,995
2014	79,745
2015	75,173
2016	71,400
2017	5,950

NOTE 5.	ROYALTY AGREEMENT

The Company entered into a licensing agreement with a related party during 2009. The agreement and its related amendments call for a royalty payment to the related party of 50% of the Company's net economic benefit before taxes related to certain patents for the forklift industry. In addition, the Company will pay the related party a percentage of net sales of any products sold using certain patents as follows:

a.	5% of the first $100,000 of revenue;
b.	3% of the next $250,000 of revenue;
c.	2% of the next $500,000 of revenue; and
d.	1% of all revenue received over $850,000.

During June 2010, the Company entered into an assignment agreement with a related party whereby the Company is obligated to pay ½% of net sales of any products sold or license fees collected directly relating to any patents or from the sale of the patents' use. The royalty fee is for patents relating to battery operated vehicles, including hybrids, in connection with the work performed by the related party for the Company.

12

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 6.	JOINT VENTURE AGREEMENT

The Company entered into a joint venture agreement during 2011 in which the Company is a party to the exclusive license agreement for the Asian Territories and has been assigned 49% ownership in this license agreement.

NOTE 7.	LITIGATION

There are no material, pending legal proceedings that involve the Company. From time to time, the Company may be involved in legal actions in the ordinary course of its business. However, management does not believe that any such proceedings commenced through the date of these financial statements, individually or in the aggregate, will have a material adverse effect on the Company’s financial position.

13